Exhibit 10.15

RELEASE FROM OBLIGATIONS (TRS-RENTELCO INC.)

Reference is made to that certain Note Purchase and Private Shelf Agreement, dated as of June 2, 2004 (as amended or otherwise modified from time to time, the “Note Agreement”), between McGrath RentCorp (the “Company”) and the other Persons party thereto. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Note Agreement. Pursuant to the requirements of paragraph 5I of the Note Agreement, TRS-RenTelco Inc. (the “Additional Subsidiary”), has become a “Subsidiary Guarantor” and has executed and delivered a joinder to each of the Multiparty Guaranty and the Indemnity and Contribution Agreement

RELEASE OF OBLIGATIONS

Each of the Company and the undersigned Subsidiary Guarantors hereby represents to the Purchasers that no Default or Event of Default has occurred and is continuing or will occur as a result of the following release. Subject to such representation and effective upon the later of (i) the execution and delivery of this Release From Obligations (TRS-RenTelco Inc.) by each party hereto and (ii) concurrently with such time as the Additional Subsidiary has been released from all of its obligations under each Guarantee of other credit facilities: (a) the Additional Subsidiary automatically shall be released from all of its obligations under the Multiparty Guaranty; (b) the Additional Subsidiary shall no longer be a party to Indemnity and Contribution Agreement; and (c) the Additional Subsidiary will cease to be included in the definition of “Subsidiary Guarantors” under the Note Agreement except in circumstances in which the effect of the deletion would render inaccurate a description of a previously executed agreement.

This document may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

IN WITNESS WHEREOF, each of the undersigned has caused this Release From Obligations (TRS-RenTelco Inc.) to be duly executed by its duly authorized officer, all as of the day and year first above written.

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:
Name:
Title:	Vice President

GIBRALTAR LIFE INSURANCE CO., LTD.
By:	Prudential Investment Management (Japan), Inc., as Investment Manager
By:	Prudential Investment Management, Inc., as Sub-Advisor

By:
Name:
Title:	Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
Name:
Title:	Vice President

BAYSTATE INVESTMENTS, LLC
By:	Prudential Private Placement Investors, L.P., as Investment Advisor
By:	Prudential Private Placement Investors, Inc., General Partner

By:
Name:
Title:	Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY
By:	Prudential Private Placement Investors, L.P., as Investment Advisor
By:	Prudential Private Placement Investors, Inc., General Partner

By:
Name:
Title:	Vice President

FARMERS NEW WORLD LIFE INSURANCE COMPANY
By:	Prudential Private Placement Investors, L.P., as Investment Advisor
By:	Prudential Private Placement Investors, Inc., General Partner

By:
Name:
Title:	Vice President

FORTIS BENEFITS INSURANCE COMPANY
By:	Prudential Private Placement Investors, L.P., as Investment Advisor
By:	Prudential Private Placement Investors, Inc., General Partner

By:
Name:
Title:	Vice President

PRUCO LIFE INSURANCE COMPANY

By:
Name:
Title:	Vice President

AMERICAN BANKERS LIFE ASSURANCE COMPANY OF FLORIDA, INC.
By:	Prudential Private Placement Investors, L.P., as Investment Advisor
By:	Prudential Private Placement Investors, Inc., General Partner

By:
Name:
Title:	Vice President

COUNTERSIGNED BY:

EACH OF THE UNDERSIGNED CONSENTS TO THE RELEASE OF TRS-RENTELCO INC. FROM THE MULTIPARTY GUARANTY AND THE INDEMNITY AND CONTRIBUTION AGREEMENT IDENTIFIED ABOVE, AND REAFFIRMS ITS OBLIGATIONS UNDER EACH OF THE TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY, AND ITS WAIVERS, AS SET FORTH IN ANY SUCH TRANSACTION DOCUMENT, OF EACH AND EVERY ONE OF THE POSSIBLE DEFENSES TO SUCH OBLIGATIONS.

MCGRATH RENTCORP

By:
Name:	Keith Pratt
Title:	Chief Financial Officer and Vice President

ENVIROPLEX, INC.

By:
Name:	Keith Pratt
Title:	Chief Financial Officer and Vice President

MOBILE MODULAR MANAGEMENT CORPORATION

By:
Name:	Keith Pratt
Title:	Chief Financial Officer